UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/22/2008

Atlas Energy Resources, LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33193

Delaware	75-3218520
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1550 Coraopolis Heights Road
Moon Township, Pennsylvania 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On July 22, 2008, Matthew A. Jones resigned from the Board of Directors of Atlas Energy Resources, LLC (the "Company"), effective immediately. Mr. Jones' departure is not related to any disagreement with the Company or with the Company's operations, policies or practices and he will continue to serve as the Company's Chief Financial Officer.

(d) On July 22, 2008, the Company's Board of Directors appointed R. Randle Scarborough to fill the vacancy created by Mr. Jones' resignation as a director of the Company.

A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished with this Current Report on Form 8-K:

99.1 Press release filed July 25, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy Resources, LLC

Date: July 25, 2008	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release